Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to § 240.14a-12

DUPREE MUTUAL FUNDS
(Name of Registrant as Specified In Its Charter)

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DUPREE MUTUAL FUNDS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 29, 2002

September 13, 2002

The Annual Meeting of Shareholders of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), will be held at the Radisson Plaza Hotel, 369 West Vine Street, Lexington, Kentucky 40507-1636, on Tuesday, October 29, 2002 at 10:00 A. M., Lexington time, for the following purposes:

1.  Election of Trustees

2.  Ratification or rejection of independent certified public accountants

3.  Separate ratification by each of the eight single state municipal bond series of new investment advisory agreement to include an additional fee reduction to .35 of 1% whenever the size of the portfolio reaches $500,000,000.

4.  Other business

Shareholders are cordially invited to meet with the officers and Trustees of the Trust prior to the meeting, beginning at 9:30 A.M. at the Radisson Plaza Hotel. This notice of annual meeting, proxy statement and proxy are first being delivered or mailed to shareholders on September 20, 2002.

MICHELLE M. DRAGOO
Secretary

125 South Mill Street
Lexington, Kentucky 40507

YOUR VOTE IS IMPORTANT!

Shareholders are urged to read carefully and follow the instructions on the enclosed proxy card, indicate their choices as to each of the matters to be acted upon, and to date, sign, and return the completed and signed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting.

DUPREE MUTUAL FUNDS
Annual Meeting of Shareholders
October 29, 2002

PROXY STATEMENT

This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Dupree Mutual Funds, a Kentucky business trust, (the “Trust”), for use at the Annual Meeting of Shareholders of the Trust to be held on October 29, 2002 and at any and all adjournments thereof.

If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the shares covered thereby will be voted in accordance with the instructions marked thereon by the shareholders. Executed proxies that are unmarked will be voted:

1.  for the nominees of the Board of Trustees of the Trust in the election of Trustees, and

2.  in favor of the ratification of the selection of independent certified public accountants for the Trust and

3.  KENTUCKY TAX-FREE INCOME SERIES, KENTUCKY TAX-FREE SHORT TO MEDIUM SERIES, TENNESSEE TAX-FREE INCOME SERIES, TENNESSEE TAX-FREE SHORT TO MEDIUM SERIES, NORTH CAROLINA TAX-FREE INCOME SERIES, NORTH CAROLINA TAX-FREE SHORT TO MEDIUM SERIES, ALABAMA TAX-FREE INCOME SERIES AND MISSISSIPPI TAX-FREE SHORT TO MEDIUM SERIES ONLY in favor of ratification of new investment advisory agreements which reduce investment advisory fees to .35 of 1% whenever the portfolio of each series reaches $500,000,000

	1. ELECTION OF TRUSTEES	2. RATIFY OR REJECT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT	3. RATIFY OR REJECT NEW INVESTMENT ADVISORY AGREEMENT
Alabama Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Kentucky Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Kentucky Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Mississippi Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
North Carolina Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
North Carolina Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Tennessee Tax-Free Income Series	CUMULATIVE VOTE	VOTE	VOTE
Tennessee Tax-Free Short-to-Medium Series	CUMULATIVE VOTE	VOTE	VOTE
Intermediate Government Bond Series	CUMULATIVE VOTE	VOTE	NO VOTE

Any proxy may be revoked at any time prior to its exercise by a written notice of revocation addressed to and received by the Secretary of the Trust, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

As of September 13, 2002, there were 101,692,488.263 shares of beneficial interest of the Trust outstanding, being comprised of:

280,388.722 shares of Alabama Tax-Free Income Series
73,859,925.261 shares of Kentucky Tax-Free Income Series
15,775,720.525 shares of Kentucky Tax-Free Short-to-Medium Series
193,952.119 shares of Mississippi Tax-Free Income Series
3,203,674.320 shares of North Carolina Tax-Free Income Series
935,679.931 shares of North Carolina Tax-Free Short-to-Medium Series,
4,678,453.033 shares of Tennessee Tax-Free Income Series
1,336,462.643 shares of Tennessee Tax-Free Short-to-Medium Series, and
1,428,231.709 shares of Intermediate Government Bond Series

all having no par value. As of that date no person was known to the Trust to be the beneficial owner of more than five percent of the outstanding shares of the Kentucky Tax-Free Income Series or the North Carolina Tax-Free Income Series.

As of that date, the following persons were known to the Trust to be beneficial owners of more than five percent of the outstanding shares of the following series:

Name(s) of Share Owners	Amount of Beneficial Ownership	Percent of Shares Held
Alabama Tax-Free Income Series
Harold R. Miller	46,547.33	16.60%
Charles E. Wright	18,897.10	6.74%
Paul T. Marshall	18,081.55	6.45%
Albert H. Bryan Trust	17,271.15	6.16%
KY Tax-Free Short-to-Medium Series
National Investors	1,441,239.40	9.14%
Mississippi Tax-Free Income Series
Thomas E. Drake	15,425.80	7.95%
Roy B. Fulton	14,999.14	7.73%
Mary T. Lackey	14,457.29	7.45%
J.J.B. Hilliard, W.L.L. Lyons	12,081.14	6.23%
Bobby Raines	10,589.14	5.46%
Clifton B. Marlin	10,417.73	5.37%
J.J.B. Hilliard, W.L.L. Lyons	10,185.18	5.25%
J.J.B. Hilliard, W.L.L. Lyons	9,887.39	5.10%
NC Tax-Free Income Series
Charles Schwab & Co.	217,507.76	6.79%
NC Tax-Free Short-to-Medium Series
Terry L. Lee	60,767.61	6.49%
Mechtild Montgomrey	55,643.36	5.95%
Rac Mac Family	46,854.64	5.01%
TN Tax-Free Income Series
Memphis Commerce Square	439,980.91	9.40%

As of that date, the Trustees and Officers of the Trust, as a group beneficially owned, directly or indirectly 4,068,322.839 shares representing approximately 4% of the outstanding shares.

A copy of the annual report of Dupree Mutual Funds for the fiscal year ended June 30, 2002, including financial statements, has been mailed to shareholders of record at the close of business on that date, and to persons who became shareholders of record between that time and the close of business on September 13, 2002, the record date for the determination of the shareholders who are entitled to be notified of and to vote at the meeting. Copies of the annual report may be obtained by shareholders free of charge by contacting the Trust at P.O. Box 1149, Lexington, KY 40588-1149 or calling (800) 866-0614.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of the Trust held as of the record date except with respect to the election of Trustees, as to which cumulative voting shall apply. In accordance with Kentucky law, shares owed by three or more persons as co-fiduciaries will be voted in accordance with the will of the majority of such fiduciaries, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Trust.

A majority of the shares of the Trust entitled to vote shall constitute a quorum for the transaction of business. A majority of the shares voted, at a meeting where a quorum is present, shall decide any questions, except where a different vote is specified by the Investment Company Act of 1940, and a plurality shall elect a Trustee. If no instruction is given on a proxy, the proxy will be voted in favor of the nominees as trustees and in favor of selection of Ernst & Young LLP to serve as independent certified public accountants and in favor of approval of new investment advisory agreements for each of the single state municipal bond funds. Abstentions and broker no-votes will not count toward a quorum though they will be counted with the majority of votes cast on any item of business if a quorum is present. With respect to proposals requiring approval of a majority of shareholders under the Investment Company Act of 1940 abstentions and broker no-votes will count towards a quorum. This will have the effect of a vote against those proposals. Abstentions and broker no-votes will not affect the outcome of the vote for Trustees.

The costs of the meeting, including the solicitation of proxies, will be paid by the Trust. Persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, officers and Trustees of the Trust may solicit proxies in person or by telephone.

The date of this Proxy Statement is September 13, 2002.

1.    ELECTION OF TRUSTEES

The Trust’s Board of Trustees has nominated the seven (7) persons listed below for election as Trustees for the ensuing year, each to hold office until the 2003 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Except for Mr. C. Timothy Cone, all of the nominees are members of the present Board of Trustees of the Trust. A shareholder using the enclosed form of proxy can vote for all or any of the nominees of the Board of Trustees or can withhold his or her vote from all or any of such nominees. If the proxy card is properly executed but unmarked it will be voted for all of the nominees. Each of the nominees has agreed to serve as a Trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Trustees of the Trust may recommend.

In electing Trustees, shareholders are entitled to exercise cumulative voting rights. Under cumulative voting, each shareholder has the right to cast, in person or by proxy, an aggregate amount of votes equal to the number of shares held by such shareholder, multiplied by the number of Trustees to be elected, and the shareholder may cast the whole number of votes for one candidate, or distribute such votes among two or more candidates. The accompanying form of proxy confers cumulative voting rights on the persons named thereon as proxies.

Name, Address, And Age	Positions(s) Held With Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee Or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
“Interested Persons”*
Thomas P. Dupree, Sr. 125 South Mill Street Lexington, KY 40507 Age: 72	President and Trustee of Dupree Mutual Funds	One Year Term; 23 Years of Service	Chairman of the Board of Dupree & Company, Inc. (broker/dealer/investment adviser)	9	Director, Office Suites Plus (short term office leasing)
William T. Griggs II 125 South Mill Street Lexington, KY 40507 Age: 51	Vice President and Trustee of Dupree Mutual Funds	One Year Term; 10 Years of Service	President, Dupree & Company, Inc. (broker/dealer/investment adviser)	9
“Officers”
Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 41	Vice President, Secretary, Treasurer	Annual Term; 5 years of Service as Vice President, 3 years of Service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Alison L. Arnold 125 South Mill Street Lexington, KY 40507 Age: 42	Assistant Vice President	Annual Term; 10 years of Service	Assistant Vice President of Dupree & Company, Inc. (broker/dealer/investment adviser)	N/A	N/A

Name, Address, And Age	Positions(s) Held With Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee Or Nominee for Trustee	Other Directorships Held by Trustee or Nominee for Trustee
“Non Interested Persons”
Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502 Age: 65	Trustee of Dupree Mutual Funds	One Year Term; 6 Years of Service	Alexander Farms (farming)	9
William A. Combs, Jr. 111 Woodland Avenue, #510, Lexington, KY 40502 Age: 62	Chairman of the Board of Trustees and Trustee of Dupree Mutual Funds	One Year Term; 14 Years of Service	Secretary, Treasurer, Director, Dana Motor Company, Cincinnati, OH; Secretary, Treasurer, Director, Freedom Dodge, Lexington, KY; Secretary, Treasurer, Director, Ellerslie Reality, Inc., Lexington, KY; Partner, Forkland Development Company, Lexington, KY; Partner, Lexland, Lexington, KY (real estate)	9	Director, First Security Bank, Lexington, KY
C. Timothy Cone, 201 West Short Street, Lexington, KY 40507 Age: 58	Nominee for Trustee	One Year Term	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	9	Advisory Director of PNC Bank, Kentucky
J. William Howerton, 3954 Primrose Place, Paducah, KY 42001 Age: 70	Trustee and Chairman of Nominating Committee of Dupree Mutual Funds	One Year Term; 2 Years of Service	Judge (retired) KY Court of Appeals; Self Employed Mediator, Arbitrator and Special Judge	9
William S. Patterson, 367 West Short Street, Lexington, KY 40507 Age: 70	Trustee and Chairman of Audit Committee of Dupree Mutual Funds	One Year Term; 23 Years of Service	President, CEO, Cumberland Surety Co., Lexington, KY; President, Patterson & Co., Frankfort, KY (real estate development, thoroughbred horse-breeding, farming)	9

•
*Thomas P. Dupree, Sr. and William T. Griggs II are “interested persons” of the Trust’s Investment Adviser and of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their officership, directorship and/or employment with Dupree & Company, Inc. Dupree & Company, Inc. also serves as the Trust’s Transfer Agent. The other nominees are the non-interested Trustees of the Trust. For the fiscal year ended June 30, 2002 the Trust paid to Dupree & Company, Inc. investment advisory fees and transfer agent fees totaling $3,668,719

During the past five years none of the “Non Interested” Trustees or Nominees of the Trust or any of their immediate family members has had any direct or indirect interest in the investment adviser of the Trust or of any entity having any direct or indirect control of the investment adviser.

Name of Trustee or Nominee	Dollar Range of Equity Securities in the Trust
Thomas P. Dupree, Sr.	Over $100,000
William T. Griggs II	$10,001-$50,000
Lucy A. Breathitt	Over $100,000
William A. Combs, Jr.	Over $100,000
C. Timothy Cone	Over $100,000
J. William Howerton	Over $100,000
William S. Patterson	$10,001-$50,000

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees
Thomas P. Dupree, Sr. President Trustee	-0-	None—No Pension or Retirement Plan	None	-0-
William T. Griggs II	-0-	None—No Pension or Retirement Plan	None	-0-

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees
Lucy A. Breathitt Trustee	$15,000	None—No Pension or Retirement Plan	None	$15,000
William A. Combs, Jr. Chairman Trustee	$15,000	None—No Pension or Retirement Plan	None	$15,000
C. Timothy Cone Nominee	-0-	None—No Pension or Retirement Plan	None	-0-
J. William Howerton Trustee, Chairman of	$15,000	None—No Pension or Retirement Plan	None	$15,000

Name of Person, Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees
Nominating Committee
William S. Patterson, Trustee, Chairman of Audit Committee	$15,000	None—No Pension or Retirement Plan	None	$15,000

The Board of Trustees has authorized the payment of a fee of $14,000 to each of the non-interested Trustees for the fiscal year ending June 30, 2003, plus a fee of $1,000 to each of the non-interested Trustees for each audit committee meeting attended.

The Board of Trustees has an audit committee and a nominating committee comprised of the non-interested trustees, but does not have an executive committee. The audit committee meets with the independent auditor to discuss the annual audit, internal controls and any additional issues or concerns identified by the auditor or trustees. The audit committee then meets with the investment advisor/transfer agent to discuss the annual audit and any additional issues. The audit committee identifies to the independent auditor any matters to be reviewed by the independent auditor and approves the fees to be charged to the Trust by the independent auditor. The audit committee met once during the fiscal year ended June 30, 2002, with all members in attendance. The nominating committee nominates the persons to serve as the non interested Trustees and interested Trustees, with said nominees to be submitted to the shareholders at their annual meeting. The nominating committee will consider nominees recommended by security holders when a vacancy occurs among the non interested Trustees, in which event any security holder needs to write to the Trust identifying the nominee and providing information about his/her qualifications. All nominees, except Mr. Cone, who was not a Trustee, attended at least 75% of the four meetings of the Board of Trustees and the one meeting each of the Audit Committee and the Nominating Committee during the fiscal year ended June 30, 2002.

At the October 30, 2001 Annual Meeting of Shareholders 85,470,391.099 Dupree Mutual Funds shares were outstanding and entitled to vote. Of the shares outstanding and entitled to vote 50,090,454.928 shares were present and voting in person or by proxy, for a percentage of 58.61%.

2.    RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The selection by the Board of Trustees of the firm of Ernst & Young LLP, certified public accountants, as the independent certified public accountants for the fiscal year ending June 30, 2003 will be submitted for ratification or rejection by the shareholders at the annual meeting. If approved, Ernst & Young LLP will perform audit, tax preparation and other accounting services for the Trust for the fiscal year ending June 30, 2003.

The affirmative vote of a majority of the Trust’s outstanding voting securities is required for ratification of the selection of Ernst & Young LLP As defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares. Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions and have the opportunity to make a statement.

(a)  Audit fees

For the fiscal year ended June 30, 2002 Ernst & Young LLP billed the Trust $72,500 for professional services rendered for the audit of the Trust’s annual financial statements and the review of those statements included in the Trust’s annual report.

(b)  Financial Information Systems Design and Implementation Fees

For the fiscal year ended June 30, 2002 Ernst & Young LLP did not perform any systems design or implementation engagements and therefore did not bill the Trust for such services.

(c)  All Other Fees

For the fiscal year ended June 30, 2002 the Trust incurred fees from Ernst & Young LLP of $19,250 for non audit services including preparation of federal and state income tax returns.

(d)  Other Information

The Board of Trustees has an Audit Committee comprised of the independent or non-interested Trustees of the Trust. The Audit Committee meets separately with the independent accountants and determines those areas for which it seeks independent reviews of the Trust’s activities in addition to the annual audit. The Audit Committee does not consider such services to be incompatible with maintaining the principal accountant’s independence.

For the fiscal year ended June 30, 2001 Ernst & Young LLP engaged no persons other than its own full-time permanent employees to audit the Trust’s financial statements.

3.    RATIFICATION OR REJECTION OF NEW INVESTMENT ADVISORY AGREEMENTS FOR EACH OF THE SINGLE STATE MUNICIPAL BOND SERIES (this does not apply to the Intermediate Government Bond Series)

Information about Dupree & Company, Inc., the Investment Adviser for All Series

Dupree & Company, Inc., 125 South Mill Street, Suite 100, Lexington, KY 40507 is the investment advisor for all series of the trust and also serves as the Transfer Agent and was the original Investment Advisor from 1979-1986 of the original series of the Trust, the former Kentucky Tax-Free Income Fund, Inc. At the time that the shareholders of the former Kentucky Tax-Free Income Fund, Inc. voted to change its form of business to a business trust, Dupree & Company, Inc. created its subsidiary corporation, Dupree Investment Advisers, Inc. to become the investment advisor for the several series of the Trust which were later created. The creation of Dupree Investment Advisers, Inc. was undertaken at that time by Dupree & Company, Inc. for business and tax reasons associated with that company. In 1997 Dupree Investment Advisers, Inc. was absorbed by its parent company, Dupree & Company, Inc.

Thomas P. Dupree, Sr., who is Chairman of the Board of Dupree & Company, Inc. and owner of 51% of the stock of Dupree & Company, Inc. (Clara Dupree, 366 South Mill Street, Lexington, KY 40508, Mr. Dupree’s wife is the owner of the remaining 49% of the stock of Dupree & Company, Inc.) also serves as President and a member of the Trust’s Board of Trustees, which service constitutes Mr. Dupree’s principal occupation. William T. Griggs II is President and a Director of Dupree & Company, Inc., Mr. Griggs also serves as a Trustee and Vice President of the Trust. Michelle M. Dragoo is Vice President, Secretary and Treasurer of Dupree & Company, Inc., and serves the Trust in the same capacities. Alison L. Arnold is Assistant Vice President of Dupree & Company, Inc. and serves the Trust in the same capacities.

For the fiscal year ending June 30, 2002, Dupree & Company, Inc. was paid $851,890 for services provided as Transfer Agent. The Transfer Agent fee is based on the net asset value of the Trust and is computed at the annual rate of .15% on the first $20,000,000 and .12% of all amounts in excess of $20,000,000. Dupree & Company, Inc. was paid the following amounts for services as Investment Adviser:

Alabama Tax-Free Income Series:	$10,284
Kentucky Tax-Free Income Series:	$2,140,550
Kentucky Tax-Free Short to Medium Series:	$361,265
Mississippi Tax-Free Income Series:	$6,575
North Carolina Tax-Free Income Series:	$147,440
North Carolina Tax-Free Short to Medium Series:	$33,422
Tennessee Tax-Free Income Series:	$234,426
Tennessee Tax-Free Short to Medium Series:	$38,624

The Investment Advisor waived or reimbursed fees in the amounts of $10,825, $7,796, $40,898, $20,901, $72,480, $27,126 for the Alabama Tax-Free Income Series, Mississippi Tax-Free Income Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, Tennessee Tax-Free Short-to-Medium Series respectively.

It is anticipated that for the Fiscal Year ending June 30, 2003 that the above listed fees may increase by 10%, contingent upon growth of each series and the overall size of the Trust.

Existing Investment Advisory Agreements

Each series, including each of the municipal bond series, is currently served by Dupree & Company, Inc., pursuant to agreements previously approved. The Investment Advisory Agreement for each series, except the Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series, are dated November 1, 1997 and were submitted to a vote of the shareholders on October 29, 1997 when Dupree & Company, Inc. succeeded Dupree Investment Advisers Inc., a wholly owned subsidiary of Dupree & Company, Inc., as the investment adviser and has been continued in effect until October 31, 2002. The Investment Advisory Agreements for the Alabama Tax-Free Income Series and the Mississippi Tax-Free Income Series are dated November 1, 1999 and are in effect until October 31, 2002. For the fiscal years ending June 30, 2000, 2001 and 2002, the Investment Adviser has waived or reimbursed the investment advisory fees for the Alabama and Mississippi Tax-Free Income Series. This will be the first submission of the Investment Advisory Agreements to a vote of the shareholders of the Alabama and Mississippi Tax-Free Income Series. At least annually each agreement must be specifically approved by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940. The Trustees of the Trust approved the continuation of each agreement at a meeting held on October 30, 2001. Each proposed agreement is subject to termination by either party without penalty on 60 days written notice to the other, and it terminates automatically in the event of assignment.

Pursuant to each agreement, the Investment Adviser provides investment supervisory services, office space and facilities and corporate administration. Specifically, the Investment Adviser obtains and evaluates relevant information regarding the economy, industries, businesses, municipal issuers, securities markets and securities to formulate a continuing program for the management of each series’ assets in a manner consistent with the series’ investment objectives; and to implement this program by selecting the securities to be purchased or sold by the series and placing orders for such purchases and sales. In addition, the Investment Adviser provides for the series’ office needs, maintains each series’ books and records, assumes and pays all sales and promotional expenses incurred in the distribution of each series’ shares, staffs the series with persons competent to perform all of its executive and administrative functions, supervises and coordinates the activities of the Trust’s institutional and other agents (e.g. custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as Trustees and officers of the Trust, all without additional cost to the Trust.

Under each agreement, neither the Investment Adviser nor any of its directors, officers or employees performing executive or administrative functions for each series will be liable to the Trust for any error of judgment, mistake of law or other act or omission in connection with a matter to which the agreement relates, unless such error, mistake, act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of duty or otherwise constitutes a breach of fiduciary duty involving personal misconduct.

Under each agreement, the Investment Adviser is compensated for its services at the annual rate of 1/2 of 1% of the first $100,000,000 average daily net asset value, .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000 and .4 of 1% of the average daily net assets in excess of $150,000,000. The actual fees paid to the Investment Adviser for the fiscal year ending June 30, 2002 are stated above. Each agreement permits the Investment Adviser to voluntarily reimburse any series.

Proposed Investment Advisory Agreements

The affirmative vote of a majority of the series’ outstanding voting securities is required for ratification of each of the Investment Advisory Agreements. As defined in the Investment Company Act of 1940, the phrase “vote of a majority of the outstanding voting securities” means the vote of the holders of the less of (a) 67% of the shares present in person or represented by proxy and entitled to vote at the meeting, if the holders of more than 50% of the outstanding shares are so present or represented, and (b) more than 50% of the outstanding shares.

The proposed Investment Advisory Agreements will be identical to the existing Agreements, except that an additional reduction in fees will occur whenever the size of a portfolio reaches $500,000,000. The compensation to Dupree & Company, Inc. will be at an annual rate of .4 of 1% between $150,000,001 and $500,000,000 and .35 of 1% of the average daily net assets in excess of $500,000,000. If approved, each Investment Advisory Agreement will be for an initial two year term commencing November 1, 2002. Thereafter, each Investment Advisory Agreement may be continued for additional one year terms by specific approval by the Trust’s Board of Trustees at a meeting called for that purpose or by a vote of the holders of a majority of the series’ shares, and in either case, also by a vote of a majority of the Trust’s Trustees who are not “interested persons” of Dupree & Company, Inc. or the Trust within the meaning of the Investment Company Act of 1940.

If the investment advisory fees proposed had been in effect during the fiscal year ending June 30, 2002, there would have been no difference in the amount of investment advisory fees paid, except for the Kentucky Tax-Free Income Series. If the proposed Investment Advisory Agreement had been in effect, Dupree & Company, Inc. would have been paid $2,135,688 instead of $2,140,550 or 99.77% of the amount it actually was paid.

The Board of Trustees is recommending approval of the new Investment Advisory Agreements with the new fee structure at the suggestion and urging of the Investment Advisor, Dupree & Company, Inc. Dupree & Company, Inc., through its Chairman, Mr. Thomas P. Dupree, Sr., advised that the overall growth of Dupree Mutual Funds had allowed Dupree & Company, Inc. to attain some economy of scale in fulfilling its obligations as Investment Adviser for the several series, and that Dupree & Company, Inc. believed that its ability to obtain savings should be passed along to the shareholders.

OTHER BUSINESS

The management of the Trust knows of no other business which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

SHAREHOLDERS’ PROPOSALS

If a shareholder wishes to present a proposal at the 2003 Annual Meeting of Shareholders, scheduled for that year, such proposal must be received by the Secretary of the Trust at the Trust’s Lexington office prior to May 21, 2003. Any proposal received after August 6, 2003 will be considered to be untimely. The Trustees and officers of the Trust welcome the opportunity to discuss proposals or suggestions any shareholder may have.

PROXY INFORMATION

DUPREE MUTUAL FUNDS

PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR ANNUAL MEETING TO BE HELD AT THE RADISSON PLAZA HOTEL, 369 WEST VINE STREET, LEXINGTON, KY 40507-1636 AT 10:00 A.M., LEXINGTON TIME, TUESDAY, OCTOBER 29, 2002

The signed hereby constitutes and appoints THOMAS P. DUPREE, SR. and WILLIAM T. GRIGGS II and each of them, with full power of substitution, to represent the SIGNED at the Annual Meeting of the Shareholders of DUPREE MUTUAL FUNDS (the “Trust”) to be held at the Radisson Plaza Hotel, 369 West Vine Street, Lexington, KY 40507-1636 on Tuesday, October 29, 2002 at 10:00 A.M., Lexington time, and at any adjournments thereof, and there at to vote all of the shares of the Trust which the signed would be entitled to vote, with all powers the signed would possess if personally present, in accordance with the following instructions:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER INSTRUCTED HEREIN BY THE SIGNED SHAREHOLDER.

IF NO INSTRUCTION IS GIVEN THIS PROXY WILL BE VOTED:

(1)  FOR THE ELECTION OF THE NOMINEES AS TRUSTEES,

(2)  IN FAVOR OF THE APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS, AND

FOR SHAREHOLDERS OF EACH MUNICIPAL BOND SERIES INDEPENDENTLY:

(3)  IN FAVOR OF NEW INVESTMENT ADVISORY AGREEMENTS TO DECREASE THE INVESTMENT ADVISORY FEES PAID TO THE ADVISOR ON DAILY NET ASSETS OF EACH SERIES GREATER THAN $500,000,000.00 TO .35 OF 1%.

Election Of Trustees

The Nominees are:
Thomas P. Dupree, Sr.	William S. Patterson
William T. Griggs II	William A. Combs, Jr.
Lucy A. Breathitt	J. William Howerton
C. Timothy Cone

Cumulative voting rights will be exercised in the election of Trustees. Total proxy votes as to this issue will be distributed among those individuals selected.

Approval or rejection of selection of Independent Certified Public Accountants

Approval or rejection of the selection of Ernst & Young LLP to serve as independent certified public accountants for the Trust for the fiscal year ending June 30, 2003.

FOR SHAREHOLDERS OF EACH MUNICIPAL BOND SERIES INDEPENDENTLY:

Approval or rejection of new Investment Advisory Agreements for each series

Adopt new investment advisory agreements to decrease the investment advisory fees paid to the advisor on daily net assets of each series greater than $500,000,000.00 to .35 of 1%.

Other Business

use of their discretion in acting upon any and all other matters which may properly come before the meeting and any adjournments thereof.

Your shares will be voted as indicated. If your ballot is signed, and no direction is provided for a given item, it will be voted as indicated on the proxy above.

PROXY BALLOT

Mailing Address:

NAME 1
NAME 2
ADDRESS 1
ADDRESS 2
CITY, STATE    ZIP

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NAME 1	ACCT #
NAME 2	SHARES OF RECORD
ADDRESS 1
ADDRESS 2
CITY, STATE ZIP

PLEASE:
1.	Complete the ballot on the reverse side
2.	Have all owners sign as designated.
3.	Tear in half at perforation and return your proxy in the reply envelope provided.

Your vote is important.    Your prompt return of the proxy will help the Trust avoid the additional expense of further solicitation to assure a quorum at the meeting. We hope you will be able to attend the annual shareholder’s meeting.

COMMENTS:

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PROXY BALLOT

1.  ELECTION OF TRUSTEES

☐    For ALL Trustees as nominated

☐    WITHHOLD authority to vote for any individual nominee. Write the name(s) of the nominee(s) to withhold below:

☐    WITHHOLD ALL nominees—(ABSTAIN FROM)

2.  APPROVAL OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

☐ FOR	☐ AGAINST	☐ ABSTAIN FROM

FOR SHAREHOLDERS OF EACH MUNICIPAL BOND SERIES INDEPENDENTLY:

3.  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS TO DECREASE THE FEES
 PAID TO THE ADVISOR ON DAILY NET ASSETS OF EACH SERIES GREATER THAN $500,000,000.00.

☐ FOR	☐ AGAINST	☐ ABSTAIN FROM

4. OTHER BUSINESS

☐ FOR	☐ AGAINST	☐ ABSTAIN FROM

ATTENDANCE

☐    Check this box if you plan to attend the meeting: #                  attending

The signed hereby acknowledge receipt of the accompanying Notice of Annual Meeting and Proxy Statement, each dated September 13, 2002. All joint owners MUST sign.

Signed:	Dated:

Signed:	Dated:
When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.